                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                  MARCH 27, 2002



                                VITALSTATE, INC.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      NEW YORK                             000-30158                   13-3935933
(State or other jurisdiction       (Commission File Number)  (IRS Employer Identification No.)
of incorporation or organization)


              2191 HAMPTON AVENUE, MONTREAL, QUEBEC, CANADA H4A 2K5
    ------------------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)



                                 (514) 369-4221
    ------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                           HARMONY TRADING CORPORATION
--------------------------------------------------------------------------------
                 (Former Name or If Changed since Last Report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Financial Statements of Nuvo Way Inc.

(b)      Pro Forma Financial Information.

(c)      Exhibits:

         2.1 Reorganization Agreement dated March 27, 2002 by and among Registrant, Group Intercapital Inc., Nuvo Way Inc., Heather Baker and the shareholders of Nuvo Way Inc. (1)

         2.2 Addendum to Reorganization Agreement dated April 3, 2002 by and among Registrant, Group Intercapital Inc., Nuvo Way Inc., Heather Baker and the shareholders of Nuvo Way Inc.(1)

         10.1 Termination of Independent Contractor Relationship Agreement dated April 5, 2002 among Registrant, Falene Gottbetter, Roberta Winley and Judy Cohen.(1)

-------------------------
(1) Previously filed with Registrant's Form 8-K dated March 27, 2002 as filed with the Securities and Exchange Commission on April 11, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VITALSTATE, INC.


Dated: June 10, 2002                By:  /s/ Heather Baker
                                       ----------------------------------------
                                            Heather Baker
                                            President & Chief Executive Officer

ITEM 7(a)   FINANCIAL STATEMENTS OF NUVO WAY, INC.

                          Index to Financial Statements

                                                                            PAGE
                                                                            ----

Independent Auditor's Report - Richter, Usher and Vineberg ...............    4
Balance Sheet as at December 31, 2001.....................................    5
Statement of Shareholders' Deficiency for the period
        April 18, 2001 (inception) to December 31, 2001...................    6
Statement of Operations and Comprehensive Income for
        the period April 18, 2001 (inception) to December 31, 2001........    7
Statement of Cash Flows for the period April 18, 2001 (inception)
        to December 31, 2001..............................................    8
Notes to Financial Statements.............................................    9

INDEPENDENT AUDITORS' REPORT



To the Shareholders of
NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)




We have audited the accompanying balance sheet of Nuvo Way Inc. (a company in the development stage) as at December 31, 2001 and the related statements of operations and comprehensive income, shareholders' deficiency and cash flows for the period from April 18, 2001 (inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at December 31, 2001 and the results of its operations and its cash flows for the period from April 18, 2001 (inception) to December 31, 2001 in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 3 to the financial statements, the Company has experienced an operating loss that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Richter, Usher and Vineberg

CHARTERED ACCOUNTANTS
GENERAL PARTNERSHIP

Montreal, Quebec
January 15, 2002
(Except for note 13, which is dated April 4, 2002)

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


BALANCE SHEET
AS AT DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)

================================================================================

ASSETS

CURRENT

       Cash                                                           $ 426,855
       Sundry receivable (note 4)                                        11,121
       Deposits                                                           1,676
--------------------------------------------------------------------------------
                                                                        439,652

FIXED ASSETS (note 5)                                                    10,656
--------------------------------------------------------------------------------

                                                                      $ 450,308

================================================================================
LIABILITIES
CURRENT

       Accounts payable and accrued liabilities (note 6)                 27,160
       Loans payable, shareholders                                      172,652
--------------------------------------------------------------------------------
                                                                        199,812
--------------------------------------------------------------------------------

LOANS PAYABLE (note 7)                                                  382,830
--------------------------------------------------------------------------------

COMMITMENTS (note 11)
SHAREHOLDERS' DEFICIENCY

CAPITAL STOCK (note 8)                                                       64

CUMULATIVE FOREIGN CURRENCY TRANSLATION ADJUSTMENT                        5,212

DEFICIT ACCUMULATED DURING THE DEVELOPMENT STAGE                       (137,610)
--------------------------------------------------------------------------------

                                                                       (132,334)
--------------------------------------------------------------------------------

                                                                      $ 450,308

================================================================================

See accompanying notes

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


STATEMENT OF SHAREHOLDERS' DEFICIENCY
FOR THE PERIOD FROM APRIL 18, 2001
 (INCEPTION) TO DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)

                                                                  ACCUMULATED     CUMULATIVE
                                                                    DEFICIT         FOREIGN
                                             COMMON SHARES        DURING THE       CURRENCY           TOTAL
                                                       STATED     DEVELOPMENT     TRANSLATION     SHAREHOLDERS'
                                          NUMBER       VALUE         STAGE        ADJUSTMENT       DEFICIENCY
===============================================================================================================
BALANCE - APRIL 18, 2001
   (DATE OF INCEPTION)                        --       $ --        $      --        $   --         $      --

April 18, 2001 issue of
   common shares                          10,000         64               --            --                64

Foreign currency translation
   adjustment for the period
   from April 18, 2001 (inception)
   to December 31, 2001                       --         --               --         5,212             5,212

Net loss for the period
   from April 18, 2001 (inception)
   to December 31, 2001                       --         --         (137,610)           --          (137,610)
---------------------------------------------------------------------------------------------------------------

BALANCE - DECEMBER 31, 2001               10,000       $ 64        $(137,610)       $5,212         $(132,334)

===============================================================================================================

See accompanying notes

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE PERIOD FROM APRIL 18, 2001
 (INCEPTION) TO DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)

================================================================================

EXPENSES

       Research and development                                       $  55,212
       Office and administration                                         23,220
       Travel                                                             4,323
       Computer and equipment rental                                      2,403
       Consulting                                                        16,068
       Donations                                                            129
       Insurance                                                            448
       Advertising and promotion                                         16,279
       Rent                                                               7,334
       Licenses                                                           1,683
       Professional fees                                                  6,871
       Interest and bank charges                                          2,472
       Amortization                                                       1,168
--------------------------------------------------------------------------------

NET LOSS                                                               (137,610)

FOREIGN CURRENCY TRANSLATION ADJUSTMENT                                   5,212
--------------------------------------------------------------------------------

COMPREHENSIVE INCOME                                                  $(132,398)

================================================================================

See accompanying notes

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM APRIL 18, 2001
 (INCEPTION) TO DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)

================================================================================

FUNDS PROVIDED (USED) -

     OPERATING ACTIVITIES

         Net loss                                                     $(137,610)
         Amortization                                                     1,168
--------------------------------------------------------------------------------

                                                                       (136,442)
         Changes in non-cash operating elements
           of working capital (note 9)                                   14,363
--------------------------------------------------------------------------------

                                                                       (122,079)
--------------------------------------------------------------------------------

     FINANCING ACTIVITIES

         Loans payable, shareholders                                    172,652
         Loans payable                                                  382,830
         Issuance of capital stock                                           64
--------------------------------------------------------------------------------

                                                                        555,546
--------------------------------------------------------------------------------

     INVESTING ACTIVITIES

         Additions to fixed assets                                      (11,824)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION ADJUSTMENT                                   5,212
--------------------------------------------------------------------------------

CASH - END OF PERIOD                                                  $ 426,855

================================================================================

See accompanying notes

ADDITIONAL CASH FLOW INFORMATION

================================================================================

       Interest paid                                                  $   1,987

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION (APRIL 18, 2001) TO
  DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)

1.     ORGANIZATION AND BASIS OF PRESENTATION

       Nuvo Way Inc. was incorporated in Canada on April 18, 2001, pursuant to the Canada Business Corporations Act. The Company is based in Montreal, Canada and is dedicated to the development, production and sales of superior nutritional supplements. It has identified opportunities to de-commoditize nutritional supplements and render therapeutic ingredients more accessible. In addition, the Company has developed proprietary, patent-pending technology that allows active ingredients to be easier to use, mixed and absorbed more effectively. Although there can be no assurance that the patents will ever be issued, management feels the likelihood of issuance is probable due to the positive test results attained in clinical studies.

       The Company's initial objective is to target health and fitness consumers that demand higher performance and higher quality energy, vitamin, weight-loss and supplement products.

       Although the Company has begun development, there can be no assurance that it will be able to sell, licence, or market its products to third parties to generate sufficient recurring revenues to pay its operating costs and complete the development of its products.

       The Company is a development stage enterprise as defined by Financial Accounting Standards Board (FASB) Statements of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises". The Company has not yet commenced operations. The Company's only activities to date have been its formation and raising capital. Because the Company is in the development stage, the accompanying financial statements should not be regarded as typical for normal operating periods.

       Nuvo Way Inc. prepares its financial statements in accordance with generally accepted accounting principles in the United States. This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred. Financial statement items are recorded at historical cost and may not necessarily represent current values.

       The financial statements are expressed in U.S. funds.

2.     SIGNIFICANT ACCOUNTING POLICIES
       USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The financial statements include estimates based on currently available information and management's judgement as to the outcome of future conditions and circumstances.

       Changes in the status of certain facts or circumstances could result in material changes to the estimates used in the preparation of financial statements and actual results could differ from the estimates and assumptions. Every effort is made to ensure the integrity of such estimates.

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION (APRIL 18, 2001) TO
  DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)


2.     SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

       FAIR VALUE OF FINANCIAL INSTRUMENTS

       The carrying amounts of cash, sundry receivable, deposits, accounts payable and accrued liabilities and loans payable, shareholders approximate their fair values because of the short-term nature of these instruments.

       The carrying amount of the loans payable approximate their fair value.

       IMPAIRMENT OF LONG-LIVED ASSETS

       Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the estimated undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value thereof.

       CASH AND CASH EQUIVALENTS

       The Company considers all highly liquid investments with original maturities of ninety days or less to be cash and cash equivalents. Highly liquid investments are valued at quoted market prices.

       AMORTIZATION

       On the declining balance method -

           Computer equipment                                30%
           Furniture and fixtures                            20%

       On the straight-line method -

           Leasehold improvements                            over the lease term
           Domain names                                      over 3 years

       INVESTMENT TAX CREDITS

       When a reasonable estimate can be made, investment tax credits relating to qualifying expenditures are accounted for by the cost reduction method, whereby the amount of tax credits are applied as a reduction of the cost of the related expenditures.

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION (APRIL 18, 2001) TO
  DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)


2.     SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

       YEAR END

       The Company has adopted a year-end of December 31 for financial statement reporting purposes.

       FOREIGN CURRENCY TRANSLATION

       The Company reports its financial statements in U.S. dollars. The financial statements are translated into U.S. dollars in accordance with SFAS No. 52, "Foreign Currency Translation". Asset and liability accounts are translated at the rate of exchange prevailing at the balance sheet date. Shareholders' equity accounts are translated at the applicable historical rate. Revenue and expense accounts are translated at the average rate of exchange for the period. The cumulative foreign currency translation adjustment is reported as a component of shareholders' equity. The change in the cumulative foreign currency translation adjustment in the period presented is primarily due to fluctuations in the exchange rates between the Company's reporting currency and the Canadian dollar.

       NEW ACCOUNTING PRONOUNCEMENTS

       In July 2001, the Financial Accounting Standards Board issued Statement 141, "Business Combinations" ("FAS 141") which requires all business combinations initiated after June 30, 2001 to be accounted for using the purchase method and eliminates the pooling-of-interests-method of accounting. Intangible assets that do not meet certain defined criteria in FAS 141 for recognition apart from goodwill shall be reclassified as goodwill as of the date FAS 142 is initially adopted in its entirety. FAS 141 also requires companies, in fiscal years beginning on or after January 1, 2002, to reevaluate the amounts assigned to goodwill and intangible assets acquired in business combinations prior to July 1, 2001. The adoption of this standard for United States reporting purposes is not expected to have a material effect on the net assets, earnings and equity of the Company.

       In July 2001, the Financial Accounting Standard Board issued Statement 142, "Goodwill and Other Intangible Assets" ("FAS 142) which provides guidance on accounting and disclosure requirements for goodwill and other intangible assets. The Statement requires that goodwill and other intangible assets with indefinite lives no longer be amortized, however, an annual impairment test must be performed. Intangible assets with definite lives will continue to be amortized under the new requirements. The adoption of this standard for United States reporting purposes is not expected to have a material effect on the net assets, earnings and equity of the Company.

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION (APRIL 18, 2001) TO
  DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)


2.     SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

       NEW ACCOUNTING PRONOUNCEMENTS

       In August 2001, the Financial Accounting Standard Board issued Statement 143, "Accounting for Asset Retirement Obligations". This Statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development or normal use of the asset. It also applies to legal obligations resulting from existing law, statute, ordinance, written or oral contract, or by legal construction of a contract under doctrine of promissory estoppel. This new standard is effective for fiscal years beginning on or after June 15, 2002. The adoption of this standard for United States reporting purposes is not expected to have a material effect on the net assets, earnings and equity of the Company.

       In October 2001, The Financial Accounting Standard Board issued Statement 144, "Accounting for the Impairment and Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 supercedes FAS 121, "Accounting for Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of" and APB 30 "Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions". FAS 144 establishes a single accounting model for assets to be disposed of by sale whether previously held and used or newly acquired. This new standard is effective for fiscal years beginning on or after December 15, 2001 and interim periods within those fiscal years. The adoption of this standard for United States reporting purposes is not expected to have a material effect on the net assets, earnings and equity of the Company.

3.     GOING CONCERN

       The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has reported a net loss of $137,610 from inception (April 18, 2001) to December 31, 2001. As reported on the statement of cash flows, the Company has reported deficient cash flows from operating activities of $122,079 from inception (April 18, 2001). To date, these losses and cash flow deficiencies have been financed principally through loans payable which are partially shareholders loans. Additional capital and/or borrowings will be necessary in order for the Company to continue in existence until attaining and sustaining profitable operations.

       Management has continued to develop a strategic plan to develop a management team, maintain reporting compliance and establish long-term relationships with other major organizations to develop and distribute its products. Management anticipates generating revenue through the sales of its products during the next fiscal year. The major shareholders of the Company have indicated commitment to fund the operations of the Company during the next fiscal year until the Company can generate sufficient cash flow from operations to meet current operating expenses and overhead.

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION (APRIL 18, 2001) TO
  DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)

4.     SUNDRY RECEIVABLE

       The sundry receivable as at December 31, 2001 is receivable in Canadian currency (Cdn$17,700).

5.     FIXED ASSETS

                                                 Accumulated    NET CARRYING
                                      Cost       Amortization      AMOUNT
      ----------------------------------------------------------------------
      Computer equipment            $ 2,774        $   277        $ 2,497
      Furniture and fixtures          2,571            171          2,400
      Leasehold improvements          6,408            712          5,696
      Domain names                       71              8             63
      ----------------------------------------------------------------------

                                    $11,824        $ 1,168        $10,656

      ======================================================================

6.     ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

       Accounts payable and accrued liabilities as at December 31, 2001 are payable in Canadian currency (Cdn$43,300).

7.     LOANS PAYABLE

       The loans are non-interest bearing with no specific terms of repayment.

8.     CAPITAL STOCK

       ===============================================================================

       Authorized without limit as to number and without par value -

       Class "A" redeemable and retractable (at the amount paid thereon), voting preferred shares with the right to a non-cumulative dividend of 12%
       Class "B" redeemable (at the amount paid thereon) preferred shares with the right to a non-cumulative dividend of 13% common shares

       Issued-

       10,000    common shares                                                    $ 64

       ===============================================================================

       On April 18, 2001, the Company issued 10,000 common shares for cash consideration of $64.

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION (APRIL 18, 2001) TO
  DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)


9.     CHANGES IN NON-CASH OPERATING ELEMENTS OF WORKING CAPITAL

           ---------------------------------------------------------

           Sundry receivable                               $(11,121)
           Deposits                                          (1,676)
           Accounts payable and accrued liabilities          27,160
           ---------------------------------------------------------

                                                           $ 14,363

           =========================================================

10.    INCOME TAXES

       The Company did not provide any current or future United States federal, state or foreign income tax provision or benefit for the periods presented because it has experienced operating losses since inception. The Company has provided a full valuation allowance on the deferred tax asset, consisting primarily of net operating loss carryforwards, because of uncertainty regarding its ability to be realized.

       As at December 31, 2001, there was a tax loss of approximately $100,000 that may be applied against earnings of future years, not later than 2008. The possible income tax benefit of this loss is not recognized in the accounts.

11.    COMMITMENTS

       The minimum rental, exclusive of occupancy charges, payable under the lease for the Company's premises, based on a calendar year, is as follows:

       2002                                                     $ 8,800
       2003                                                       9,400
       2004                                                       3,100

       Under the terms of a license agreement, the Company has agreed to pay an annual license fee of approximately $1,600 for the term of the agreement which terminates in November, 2018.

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION (APRIL 18, 2001) TO
  DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)


12.    RELATED PARTY TRANSACTIONS

       As at December 31, 2001, the loans payable, shareholders were non-interest bearing with no specific terms of repayment. During the period, approximately $47,000 was interest bearing at rates varying between 4.5% and 9% per annum. Interest incurred during the period amounted to $1,987.

       The Company had the following transactions with related parties:

       Research and development expenses include approximately $31,100 of expenses paid to companies of which a shareholder of the Company is a shareholder.

       Office and administration expenses include approximately $9,400 of administration expenses paid to companies of which a shareholder of the Company is a shareholder.

       Consulting expenses of approximately $16,100 were paid to shareholders or companies of which a shareholder of the Company is a shareholder.

       Rent expense of approximately $7,300 was paid to members of the immediate family of a shareholder.

       License expenses include approximately $1,600 of expenses paid to a company of which a shareholder of the Company is a shareholder.

       The above transactions are measured at the exchange amount.

13.    SUBSEQUENT EVENTS

       a) On March 27, 2002 the Company and its shareholders entered into a Reorganization Agreement (the "Reorganization Agreement") with Group Intercapital Inc. ("GIC"), a Canadian corporation and the principal shareholder of Harmony Trading Corp. ("Harmony") a New York corporation. The Reorganization Agreement principally involved the acquisition of all of the Company's issued and outstanding capital stock, making the Company a wholly-owned subsidiary of Harmony, in exchange for 5,000,000 shares of Harmony's $0.000333 par value restricted common stock (the "Harmony Common Stock"). 1,666,666 shares of the Harmony Common Stock were delivered to the Company's shareholders on April 3, 2002 (the "Closing Date"), the closing date under the Reorganization Agreement. 1,666,667 shares of the Harmony Common Stock are to be issued to the Company's shareholders on each of the first and second anniversaries of the Closing Date. On the Closing Date, the Company's shareholders also received an aggregate of 3,333,334 shares of Series A Preferred Stock. The Series A Preferred Stock is pari passu with the common stock with respect to voting, dividend and liquidation rights and is automatically redeemable in direct proportion to, and at the time of issuance of, the Harmony Common Stock to be issued on the first and second anniversaries of the Closing Date.

NUVO WAY INC.
(A COMPANY IN THE DEVELOPMENT STAGE)


NOTES TO FINANCIAL STATEMENTS
FROM INCEPTION (APRIL 18, 2001) TO
  DECEMBER 31, 2001
(EXPRESSED IN U.S. FUNDS)


13.    SUBSEQUENT EVENTS (CONT'D)

       b) On April 4, 2002, the Company amended its Articles of Incorporation to change its name to Vitalstate Canada Ltd.

ITEM 7(b)   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


                          Index to Financial Statements

                 Vitalstate, Inc. (f/k/a Harmony Trading Corp.)

                                                                            Page
                                                                            ----

Consolidated Balance Sheets as at March 31, 2002 and
        December 31, 2001.................................................   18
Consolidated Statement of Operations for the three month period ended
        March 31, 2002 and the year ended December 31, 2001...............   19
Notes to Financial Statements.............................................   20

                                VITALSTATE, INC.
                           F/K/A HARMONY TRADING CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                      PRO-FORMA CONSOLIDATED BALANCE SHEETS

                                                       MARCH 31,      DECEMBER 31,
                                                         2002             2001
                                                         ----             ----
                                                      (UNAUDITED)     (UNAUDITED)
ASSETS

TOTAL CURRENT ASSETS                                   $  142,504      $  440,056

TOTAL OTHER ASSETS                                         68,032          10,656
                                                       ----------      ----------

TOTAL ASSETS                                              210,536         450,712
                                                       ==========      ==========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

TOTAL CURRENT LIABILITIES                                 640,137         237,380

TOTAL OTHER LIABILITIES                                        --         382,830
                                                       ----------      ----------

TOTAL LIABILITIES                                         640,137         620,210
                                                       ----------      ----------

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                     (429,601)       (169,498)
                                                       ----------      ----------

TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIT)                                      $  210,536      $  450,712
                                                       ==========      ==========


            SEE NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                VITALSTATE, INC.
                           F/K/A HARMONY TRADING CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                 PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 THREE-MONTH
                                                 PERIOD ENDED       YEAR ENDED
                                                   MARCH 31,       DECEMBER 31,
                                                     2002              2001
                                                     ----              ----
                                                  (UNAUDITED)       (UNAUDITED)
Operating income:

  Sales                                          $      5,623      $     17,013
  Cost of goods sold                                       --                --
                                                 ------------      ------------

     GROSS PROFIT                                       5,623            17,013

Operating expenses:

  General and administrative expenses                 520,272           158,988
                                                 ------------      ------------

     TOTAL OPERATING EXPENSES                         520,272           158,988
                                                 ------------      ------------

         (LOSS) FROM OPERATIONS                      (514,649)         (141,975)

Other income and (expenses):

  Interest income                                          --                --
                                                 ------------      ------------

     TOTAL OTHER INCOME                                    --                --
                                                 ------------      ------------

         (LOSS) BEFORE INCOME TAX EXPENSE            (514,649)         (141,975)

Income tax expense:

  Provision for income taxes                               --                --
                                                 ------------      ------------

                  NET (LOSS)                     $   (514,649)     $   (141,975)
                                                 ============      ============

         WEIGHTED AVERAGE SHARES OUTSTANDING       11,600,000        11,600,000

         EARNINGS (LOSS) PER SHARE               $      (0.04)     $      (0.01)


            SEE NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                VITALSTATE, INC.
                           F/K/A HARMONY TRADING CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

                 NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEETS
          MARCH 31, 2002 (UNAUDITED) AND DECEMBER 31, 2001 (UNAUDITED)


NOTE 1: BASIS OF REPORTING

The accompanying unaudited pro-forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for annual and interim financial information and with the instructions to Form 8-K. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. All amounts are expressed in U.S. dollars. In the opinion of management, such statements include all adjustments which are considered necessary for a fair presentation of the financial position of Vitalstate, Inc. (formerly known as Harmony Trading Corp. and referred hereinafter as the "Company") at March 31, 2002 and December 31, 2001 and the results of its operations for the three-month period and year then ended. The results of operations for the three-month period ended March 31, 2002 are not necessarily indicative of the operating results for the full year. It is suggested that these financial statements be read in conjunction with the financial statements and related disclosures for the three-month period ended March 31, 2002 included in the Company's Form 10-QSB and for the year ended December 31, 2001 included in the Company's Form 10-KSB as well as the financial statements of Nuvo Way Inc. as of December 31, 2001 and for the period from April 18, 2001 (Inception) to December 31, 2001 included as an exhibit to this Form 8-K.

NOTE 2: GOING CONCERN

The accompanying unaudited pro-forma consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred net losses of $414,649 and $141,975 for the three-month period ended March 31, 2002 (unaudited) and the year ended December 31, 2001 (unaudited) and has negative capitalization of $429,601 and $169,498 as of March 31, 2002 (unaudited) and December 31, 2001 (unaudited). These factors indicate that the Company's continuation as a going concern is dependent upon its ability to have positive cash flows from operations. The Company's current capital requirements are being met by management as they occur until profitable operations can be reached. The Company's future capital requirements will depend on numerous factors including, but not limited to, continued progress in its selling capabilities and implementing its marketing strategies. The Company plans to engage in such ongoing financing efforts on a continuing basis.

                                VITALSTATE, INC.
                           F/K/A HARMONY TRADING CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

           NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEETS (CONTINUED) MARCH 31, 2002 (UNAUDITED) AND DECEMBER 31, 2001 (UNAUDITED)


NOTE 3: BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements include the accounts of the Parent, Vitalstate, Inc. (incorporated on August 13, 1996, pursuant to
Section 402 of the Business Corporation Law of the State of New York formerly known as Harmony Trading Corp.), and its wholly-owned Subsidiary, Vitalstate Canada, Ltd. (incorporated on April 18, 2001, pursuant the Canada Business Corporations Act formerly known as Nuvo Way Inc.)(collectively referred to herein as the "Company" for all periods presented). There are no significant inter-company transactions and account balances except for pro-forma adjustments related to the business combination described below.

The Company is a development stage enterprise as defined by Financial Accounting Standards Board (FASB) Statements of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises". The Company has not yet commenced operations. The Company's only activities to date have been its formation and raising capital. Because the Company is in the development stage, the accompanying consolidated financial statements should not be regarded as typical for normal operating periods.

As discussed in Note 4, Vitalstate, Inc. (formerly Harmony Trading Corp.) acquired Vitalstate Canada, Ltd. (formerly Nuvo Way Inc.) in a reverse acquisition (the "Transaction") on April 3, 2002. Following the transaction, 8,166,666 Shares of Vitalstate, Inc. $.000333 par value Common Stock and 3,333,334 Shares of Vitalstate, Inc. $.001 par value Series A Preferred Stock were outstanding. In connection with the Transaction, holders of 5,000,000 shares of Nuvo Way Inc. common stock exchanged those shares for Harmony Trading Corp stock.

Subsequent to the completion of the Transaction, 100,000 Shares of $.000333 par value Common Stock will be issued to Heather Baker as compensation. The 3,333,334 Shares of Vitalstate, Inc. $.001 par value Series A Preferred Stock issued in conjunction with the Transaction will be cancelled simultaneously with the issuance of an equivalent number of Shares of $.000333 par value Common Stock, at the rate of 1-for-1, on the first and second anniversaries of the Transaction. For earnings per share purposes 11,600,000 Shares has been used to take into consideration the 8,166,666 Shares of Vitalstate, Inc. $.000333 par value Common Stock outstanding, the 3,333,334 Shares of Vitalstate, Inc. $.001 par value Series A Preferred Stock, the 100,000 Shares of $.000333 par value Common Stock issued for services to acquiree contractors and the 100,000 Shares of $.000333 par value Common Stock to be issued to Heather Baker.

                                VITALSTATE, INC.
                           F/K/A HARMONY TRADING CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

           NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEETS (CONTINUED) MARCH 31, 2002 (UNAUDITED) AND DECEMBER 31, 2001 (UNAUDITED)


NOTE 3: BASIS OF PRESENTATION (CONTINUED)

On June 5, 2002, Harmony Trading Corp. amended its Certificate of Incorporation to change its name to Vitalstate, Inc. On April 4, 2002, Nuvo Way Inc. amended its Certificate of Incorporation to change its name to Vitalstate Canada Ltd.


NOTE 4: SUBSEQUENT EVENTS

On March 27, 2002 the Company entered into a Reorganization Agreement (the "Reorganization Agreement") with Group Intercapital Inc., a Canadian corporation and the principal shareholder ("GIC"), Nuvo Way Inc., a Canadian corporation ("Nuvo"), Heather Baker; and the shareholders of Nuvo (the "Nuvo Shareholders"). The Reorganization Agreement principally involved the acquisition of all of Nuvo's issued and outstanding capital stock, making Nuvo a wholly-owned subsidiary, in exchange for 5,000,000 shares of restricted common stock (the "Harmony Common Stock") and the cancellation by GIC of 2,980,000 shares of common stock owned by it.

1,666,666 shares of the Harmony Common Stock were delivered to the Nuvo Shareholders on April 3, 2002 (the "Closing Date"), the closing date under the Reorganization Agreement. 1,666,667 shares of the Harmony Common Stock are to be issued to the Nuvo Shareholders on each of the first and second anniversaries of the Closing Date. On the Closing Date, the Nuvo Shareholders also received an aggregate of 3,333,334 shares of Series A Preferred Stock. The Series A Preferred Stock is pari passu with the common stock with respect to voting, dividend and liquidation rights and is automatically redeemable in direct proportion to, and at the time of issuance of, the Harmony Common Stock to be issued on the first and second anniversaries of the Closing Date.

                                VITALSTATE, INC.
                           F/K/A HARMONY TRADING CORP.
                        (A DEVELOPMENT STAGE ENTERPRISE)

           NOTES TO PRO-FORMA CONSOLIDATED BALANCE SHEETS (CONTINUED) MARCH 31, 2002 (UNAUDITED) AND DECEMBER 31, 2001 (UNAUDITED)


NOTE 4: SUBSEQUENT EVENTS (CONTINUED)

In connection with the Reorganization Agreement, as amended on April 3, 2002, on April 9, 2002, the executive officers, Henry Yersh and Denis St. Hilaire, resigned and were replaced by Heather Baker and James Klein, designees of the Nuvo Shareholders. Heather Baker was appointed to the positions of president and chief executive officer while James Klein was appointed to the positions of treasurer, secretary and chief financial officer. Effective on the Closing Date, the Board of Directors was increased from two to five members. Heather Baker and James Klein, as designees of the Nuvo Shareholders, were appointed to fill two of the vacancies created thereby effective April 9, 2002. GIC and the Nuvo Shareholders have also agreed to use their best efforts to mutually locate and designate a fifth director for appointment to the Board of Directors. GIC and the Nuvo Shareholders have further agreed to vote their voting shares of common stock in the future, with respect to all votes taken by the Company for the election of directors, so as to maintain a board that consists of an equal number of directors designated by GIC and the Nuvo Shareholders.

The Reorganization Agreement further provides for the establishment of a non-statutory stock plan, the issuance of 150,000 stock options under the plan (the "Stock Options") to certain persons designated by Nuvo, the registration of the shares underlying the Stock Options on a Form S-8 Registration Statement, the execution of an employment agreement with Heather Baker on terms to be negotiated whereby Ms. Baker will serve as president and chief executive officer, the issuance of 100,000 shares (the "Baker Shares") of common stock under the Baker Employment Agreement as a signing bonus, the registration of the Baker Shares on a Form S-8 Registration Statement, and the issuance of 100,000 shares of restricted common stock to two contractors with whom Nuvo does business.